UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2021 (May 14, 2021)

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37665	61-1770902
Delaware	001-07541	13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 Williams Road

Estero, Florida 33928

239 301-7000

(Address, including Zip Code, and
telephone number, including area code,
of registrant's principal executive offices)

Not Applicable

Not Applicable

(Former name, former address and
former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock par value $0.01 per share	HTZGQ	*
The Hertz Corporation	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* Hertz Global Holdings, Inc.’s common stock began trading exclusively on the over-the-counter market on October 30, 2020 under the symbol HTZGQ.

Item 1.01      Entry into a Material Definitive Agreement

On May 22, 2020 (the “Petition Date”), Hertz Global Holdings, Inc. (the “Company”, “HGH” or “we”), The Hertz Corporation (“THC”) and certain of their direct and indirect subsidiaries in the U.S. and Canada (collectively, the “Debtors”) filed voluntary petitions for relief (collectively, the “Petitions”) under chapter 11 (“Chapter 11”) of the United States Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 cases (the “Chapter 11 Cases”) are being jointly administered for procedural purposes only under the caption In re The Hertz Corporation, et al., Case No. 20-11218 (MFW). Additional information about the Chapter 11 Cases, including access to documents filed with the Bankruptcy Court, is available online at https://restructuring.primeclerk.com/hertz, a website administered by Prime Clerk, LLC (“Prime Clerk”), a third-party bankruptcy claims and noticing agent. The information on that website is not incorporated by reference and does not constitute part of this Current Report on Form 8-K.

The Debtors filed with the Bankruptcy Court a proposed joint chapter 11 plan of reorganization, dated as of March 1, 2021, and a related proposed disclosure statement. The Debtors subsequently filed with the Bankruptcy Court a proposed first amended joint Chapter 11 plan of reorganization and a related proposed disclosure statement, in each case dated as of March 29, 2021; a proposed second amended joint Chapter 11 plan of reorganization and a related proposed disclosure statement, in each case dated as of April 3, 2021; a proposed modified second amended joint Chapter 11 plan of reorganization and a related proposed disclosure statement, in each case dated as of April 10, 2021; a proposed second modified second amended joint Chapter 11 plan of reorganization and a related proposed disclosure statement, dated as of April 14, 2021 and April 15, 2021, respectively; a proposed third modified second amended joint Chapter 11 plan of reorganization and a related proposed disclosure statement, in each case dated as of April 16, 2021; and a proposed fourth modified second amended joint Chapter 11 plan of reorganization and a related proposed disclosure statement, in each case dated as of April 21, 2021, which disclosure statement the Debtors further updated on April 21, 2021. On April 22, 2021, after receiving approval from the Bankruptcy Court to solicit the Prior Plan (as defined below), the Debtors filed the solicitation version of the fourth modified second amended joint Chapter 11 plan of reorganization (the “Prior Plan”) and the solicitation version of the related disclosure statement (the “Solicitation Disclosure Statement”) in the form approved by the Bankruptcy Court. Thereafter, the Debtors commenced solicitation of the Prior Plan.

The Debtors filed a proposed Third Amended Joint Chapter 11 Plan of Reorganization, dated as of May 12, 2021, which embodied the plan proposal of the plan sponsor group comprised of (a) one or more funds associated with Knighthead Capital Management, LLC (“Knighthead”), (b) one or more funds associated with Certares Opportunities LLC (“Certares”), (c) the investment funds, separate accounts, and other entities owned (in whole or in part), controlled, or managed by Apollo Capital Management, L.P. or its affiliates that are signatories to the PSA (as defined below) (“Apollo” and, together with Knighthead and Certares, the “PE Sponsors”), and (d) certain other entities in their capacity as owners and/or beneficial owners (or managers or advisors of funds or accounts that are beneficial owners) of interests in HGH or that have otherwise provided backstop and/or investment commitments under the EPCA (as defined below) (the “Consenting Investors” and, together with the PE Sponsors, the “Plan Sponsors”). The Debtors submitted to the Bankruptcy Court for approval a related proposed supplement to the Solicitation Disclosure Statement, dated as of May 12, 2021. The Debtors filed with the Bankruptcy Court a proposed First Modified Third Amended Joint Chapter 11 Plan of Reorganization, dated as of May 13, 2021, and submitted to the Bankruptcy Court for approval a related proposed supplement to the Solicitation Disclosure Statement, dated as of May 13, 2021.

On May 14, 2021, the Bankruptcy Court entered an order approving, among other things, the Debtors’ selection of the Plan Sponsors, the Debtors’ proposed supplement to the Solicitation Disclosure Statement, the Debtors’ entrance into the EPCA (as defined below), and related rights offering materials related to the Debtors’ First Modified Third Amended Plan of Reorganization. Thereafter, the Debtors filed with the Bankruptcy Court a proposed solicitation version of the First Modified Third Amended Joint Chapter 11 Plan of Reorganization, dated as of May 14, 2021 (the “Proposed Plan”) and related proposed solicitation version of a supplement, dated as of May 14, 2021 (the “Supplemental Disclosure”) to the Solicitation Disclosure Statement (the Solicitation Disclosure Statement as supplemented by the Supplemental Disclosure, the “Disclosure Statement”). The Proposed Plan remains subject to confirmation by the Bankruptcy Court.

In connection with the Proposed Plan, the Debtors entered into a Plan Support Agreement, dated as of May 14, 2021 (the “PSA”), with the Plan Sponsors. Pursuant to the PSA, the parties thereto have agreed to take certain actions to support the prosecution and consummation of the Proposed Plan on the terms and conditions set forth in the PSA. The PSA also includes a “fiduciary out” provision that makes clear, to the extent set forth in the PSA, that the Debtors are not required to take any action or to refrain from taking any action with respect to the PSA to the extent taking or failing to take such action would be inconsistent with applicable law or the fiduciary obligations of the Debtors’ boards of directors (or similar governing body) under applicable law. Among other things, the PSA establishes certain milestones for the prosecution and consummation of the Proposed Plan, including fixing (i) May 31, 2021 as the outside date for obtaining Bankruptcy Court approval of certain commitment documents entered into in connection with the PSA and payment by the Debtors of related premiums, fees and expenses as required by such documents, (ii) June 30, 2021 as the outside date for obtaining confirmation of the Proposed Plan, and (iii) July 31, 2021 as the outside date for consummating the Proposed Plan (in each case subject to the right of the Plan Sponsors to extend such milestones in their discretion). The PSA contemplates that additional parties, including the official committee of unsecured creditors appointed in the Chapter 11 Cases (the “Creditors’ Committee”) and certain holders of claims against or interests in any of the Debtors, may join the PSA by executing one or more joinders thereto.

The Debtors also entered into an Equity Purchase and Commitment Agreement, dated as of May 14, 2021 (the “EPCA”) with the Plan Sponsors. The EPCA provides for the purchase or otherwise syndication of $1.5 billion in preferred stock and $2.781 billion in common stock by the Plan Sponsors. In addition, certain Plan Sponsors have agreed to backstop the rights offering contemplated by the Proposed Plan totaling $1.635 billion of common stock to be offered first to eligible holders of existing common stock and then, if not fully subscribed, to eligible holders of claims with respect to (i) the letter of credit facility provided pursuant to that certain Credit Agreement, dated as of December 13, 2019, by and among THC, the lenders party thereto, and Goldman Sachs Mortgage Company, as administrative agent and issuing lender, as amended, supplemented, or otherwise modified from time to time and (ii) (a) the 6.25% Senior Notes due 2022 issued pursuant to that certain indenture (as the same may have been amended, modified, or supplemented from time to time), dated as of October 16, 2012, by and among THC, as the issuer, the subsidiary guarantors party thereto, and Wells Fargo Bank, N.A., in its capacity as trustee; (b) the 5.50% Senior Notes due 2024 issued pursuant to that certain indenture (as the same may have been amended, modified, or supplemented from time to time), dated as of September 22, 2016, by and among THC, as the issuer, the subsidiary guarantors party thereto, and Wells Fargo Bank, N.A., in its capacity as trustee; (c) the 7.125% Senior Notes due 2026 issued pursuant to that certain indenture (as the same may have been amended, modified, or supplemented from time to time), dated as of August 1, 2019, by and among THC, as the issuer, the subsidiary guarantors party thereto, and Wells Fargo Bank, N.A., in its capacity as trustee; and (d) the 6.00% Senior Notes due 2028 issued pursuant to that certain indenture (as the same may have been amended, modified, or supplemented from time to time), dated as of November 25, 2019, by and among THC, as the issuer, the subsidiary guarantors party thereto, and Wells Fargo Bank, N.A., in its capacity as trustee.

The foregoing summary of the PSA and the EPCA has been included to provide investors and security holders with information regarding the terms of such agreements and is qualified in its entirety by the terms and conditions of the PSA and the EPCA, copies of which are attached hereto as Exhibits 10.1 and 10.2, which are incorporated herein by reference. The representations, warranties and covenants contained in the PSA and the EPCA have been made solely for the purpose of such agreement and as of specific dates, for the benefit of the parties thereto. In addition, such representations, warranties and covenants (i) may have been qualified by confidential disclosures exchanged between the parties, (ii) are subject to materiality qualifications contained in the agreements which may differ from what may be viewed as material by investors, and (iii) have been included in the agreements for the purpose of allocating risk between the contracting parties rather than establishing matters of fact. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of actual facts or circumstances, and the subject matter of representations and warranties may change after the date as of which such representations or warranties were made. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Proposed Plan is subject to approval by the Bankruptcy Court.

Item 8.01     Other Events.

As previously disclosed, on the Petition Date, the Debtors filed voluntary petitions for relief under Chapter 11 of the United States Code in the Bankruptcy Court, thereby commencing the Chapter 11 Cases for the Debtors. The cases are being jointly administered under the caption In re The Hertz Corporation, et al., Case No. 20-11218 MFW.

In connection with the Chapter 11 Cases, on May 14, 2021, the Bankruptcy Court entered an order approving, among other things, the Debtors’ entry into the EPCA and the Supplemental Disclosure, as disclosed above. In connection with authorization of entry into the EPCA, the Debtors terminated (i) their prior Equity Purchase and Commitment Agreement dated as of April 3, 2021 (the “Prior EPCA”) entered into with Centerbridge Partners, L.P., Warburg Pincus LLC, and Dundon Capital Partners, LLC and certain of their respective affiliates (collectively, the “Prior PE Sponsors”) and certain holders of over 85% of the Debtors’ unsecured notes (the “Supporting Noteholders,” and together with the PE Sponsors the “Prior Plan Sponsors”) and (ii) their prior Plan Support Agreement, dated as of April 3, 2021, entered into with the Prior Plan Sponsors and the Creditors’ Committee. In connection with termination of the Prior EPCA, a provision in the Prior EPCA specifies that the Debtors are obligated, upon the Effective Date of the Proposed Plan, to pay the Prior Plan Sponsors a termination payment in the amount of $77,200,000 plus certain expenses pursuant to the terms of the Prior EPCA, as approved by the Bankruptcy Court on April 22, 2021.

This Current Report on Form 8-K is not a solicitation of votes to accept or reject the Proposed Plan. Information contained in the Proposed Plan, the Disclosure Statement, or described in this Current Report on Form 8-K is subject to change, whether as a result of additional amendments or supplements to the Proposed Plan or Disclosure Statement or otherwise. The documents and other information available via website or elsewhere are not part of this Current Report on Form 8-K and shall not be deemed incorporated herein.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of federal securities laws. Words such as “expect” and “intend” and similar expressions identify forward-looking statements, which include but are not limited to statements related to our liquidity and potential financing sources; the bankruptcy process; our ability to obtain approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; the effects of Chapter 11 on the interests of various constituents; and the ability to confirm and consummate a plan of reorganization. We caution you that these statements are not guarantees of future performance and are subject to numerous evolving risks and uncertainties that we may not be able to accurately predict or assess, including those in our risk factors that we identify in our most recent annual report on Form 10-K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission on February 26, 2021, and any updates thereto in the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K. We caution you not to place undue reliance on our forward-looking statements, which speak only as of their date, and we undertake no obligation to update this information.

Item 9.01     Exhibits

(d) Exhibits

Exhibit Number	Title
10.1	Plan Support Agreement, dated as of May 14, 2021

10.2	Equity Purchase and Commitment Agreement, dated as of May 14, 2021

101.1	Pursuant to Rule 406 of Regulation S-T, the cover page to this Current Report on Form 8-K is formatted in Inline XBRL

104.1	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit 101.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION

(each, a Registrant)

By:	/s/ M. David Galainena
Name:	M. David Galainena
Title:	Executive Vice President, General Counsel and Secretary

Date:  May 19, 2021

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